SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2011
M&T BANK CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-9861 (Commission File Number)	16-0968385 (IRS Employer Identification No.)
One M&T Plaza, Buffalo, New York 14203
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (716) 842-5445
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
On April 26, 2010, M&T Bank Corporation (“M&T”) issued a press release announcing that its application to acquire Wilmington Trust Corporation (“Wilmington Trust”) had been approved by the Board of Governors of the Federal Reserve System. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits
     (d) Exhibits.
     The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
99.1	Press release dated April 26, 2011.
ADDITIONAL INFORMATION
In connection with the proposed merger, M&T has filed with the SEC a Registration Statement on Form S-4 that includes a Proxy Statement of Wilmington Trust and a Prospectus of M&T, and Wilmington Trust mailed the definitive Proxy Statement/Prospectus to its stockholders on or about February 14, 2011. Each of M&T and Wilmington Trust may file other relevant documents concerning the proposed transaction. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Investors can obtain a free copy of the definitive Proxy Statement/Prospectus, as well as other filings containing information about M&T and Wilmington Trust at the SEC’s Internet site (http://www.sec.gov). You can also obtain these documents, free of charge, at http://www.mtb.com under the tab “About Us” and then under the heading “Investor Relations” and then under “SEC Filings.” Copies of the Proxy Statement/Prospectus and the SEC filings that will be incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, One M&T Plaza, Buffalo, New York 14203, (716) 842-5138.
M&T and Wilmington Trust and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Wilmington Trust in connection with the proposed merger. Information about the directors and executive officers of M&T is set forth in the proxy statement for M&T’s 2011 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 7, 2011. Information about the directors and executive officers of Wilmington Trust is set forth in Wilmington Trust’s Form 10-K for the year ended December 31, 2010, as filed with the SEC on March 1, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the definitive Proxy Statement/Prospectus and other relevant materials filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, M&T Bank Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION
/s/ René F. Jones
René F. Jones
Executive Vice President and Chief Financial Officer

Date: April 26, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release dated April 26, 2011.